                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 29, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------
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ITEM 5. OTHER EVENTS.

ANNOUNCEMENT OF SECOND QUARTER 2003 RESULTS

      On July 29, 2003, CenterPoint Energy, Inc. ("CenterPoint Energy") reported second quarter 2003 earnings. For additional information regarding CenterPoint Energy's second quarter 2003 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than (i) the quotations therein from CenterPoint Energy's president and chief executive officer, (ii) the information therein under the caption "2003 Outlook" and (iii) the information therein in the first two paragraphs under the caption "Webcast of Earnings Conference Call" (collectively, the "Excluded Information"), is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

            The following exhibit is filed herewith:

            99.1 Press Release issued July 29, 2003 regarding CenterPoint Energy's second quarter 2003 earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information incorporated by reference in Item 5 of this report and the Excluded Information is incorporated by reference herein. The Excluded Information is being furnished, not filed, pursuant to Item 12. Accordingly, the Excluded Information will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY, INC .



Date:  July 29, 2003                         By: /s/ JAMES S. BRIAN
                                                ------------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

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                                  EXHIBIT INDEX



           EXHIBIT
           NUMBER              EXHIBIT DESCRIPTION
           ------              -------------------

            99.1 Press Release issued July 29, 2003 regarding CenterPoint Energy's second quarter 2003 earnings